Note 7 - Risk Management - Reconciliation Of Changes In Impairment (Details) - EUR (€) € in Millions		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Risk Management Abstract
Financial Assets at the beginning		€ 20,590	€ 23,877	€ 26,103
Increase Decrease In Financial Assets Abstract
Additions Of Impaired Assets		9,792	10,856	11,133
Decrease Of Impaired Assets	[1]	(6,909)	(7,771)	(7,633)
Net Additions Of Impaired Assets		2,883	3,085	3,500
Decrease Through Write off Financial Assets		(5,076)	(5,758)	(5,592)
Increase Decrease Through Foreign Exchange And Other Movements Financial Assets		(1,264)	(615)	(134)
Financial Assets at the end		€ 17,134	€ 20,590	€ 23,877

[1]

(*) Reflects the total amount of impaired loans derecognized from the consolidated balance sheet throughout the year as a result of mortgage foreclosures and real estate assets received in lieu of payment as well as monetary recoveries (see Notes 19 and 20 to the Consolidated Financial Statement for additional information).